UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 17, 2017

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2017, Gregory D. Myers, a member of the board of directors (the “Board”) of Jones Energy, Inc. (the “Company”) and Chairman of the Compensation Committee thereof, notified the Company of his resignation from the Board and the Compensation Committee thereof, effective immediately. Mr. Myers’ resignation from the Board did not result from any disagreement with the Company. A copy of Mr. Myers’ resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 17, 2017, Howard I. Hoffen, a member of the Board of the Company, also notified the Company of his resignation from the Board, effective immediately. Mr. Hoffen’s resignation from the Board did not result from any disagreement with the Company. A copy of Mr. Hoffen’s resignation letter is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In connection with the foregoing resignations, the remaining members of the Board voted unanimously to reduce the size of the Board from seven members to five members.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 18, 2017 (the “Annual Meeting”).  At that meeting the Company’s stockholders voted on the matters set forth below:

1. Proposal to approve the election of each of the following Class I director nominees for the Board to serve until the 2020 Annual Meeting of Stockholders.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Jonny Jones	66,577,640	1,544,089	12,602,335
Robb L. Voyles	67,092,007	1,029,722	12,602,335

The Board also nominated Howard I. Hoffen to serve as a Class I director, as set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2017. However, Mr. Hoffen resigned prior to the Annual Meeting and therefore did not stand for reelection and will not serve on the Board.

2. Proposal to approve the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions
80,625,495	6,741	91,828

Item 7.01.                                        Regulation FD Disclosure.

On May 18, 2017, the Company issued a press release announcing the resignations of Gregory D. Myers and Howard I. Hoffen from the Board and any committees thereof. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing. The Company does not assume any obligation to update such information in the future.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Resignation Letter of Gregory D. Myers, dated May 17, 2017.
99.2	Resignation Letter of Howard I. Hoffen, dated May 17, 2017.
99.3	Press Release of Jones Energy, Inc., dated May 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: May 18, 2017	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial
Officer